SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2016

HAMMER FIBER OPTICS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-179886	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

311 Broadway Point Pleasant Beach, NJ 08742 (844) 413-2600
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 13, 2016, the Board of Directors (the “Board”) of Hammer Fiber Optics Holdings Corp., a Nevada corporation, (the “Company”) approved an Agreement and Plan of Merger (the “Merger Agreement”) to merge with and into our wholly-owned subsidiary Hammer Fiber Optics Holdings Corp. (“HFO Holdings”), a Nevada corporation, to effect a name change from Tanaris Power Holdings, Inc. to Hammer Fiber Optics Holdings Corp. HFO Holdings was formed solely for the change of name. As such, also on April 13, 2016, the Company filed Articles of Merger (“Merger Articles”) with the Nevada Secretary of State. As a result, the Company has changed its name from Tanaris Power Holdings, Inc. to Hammer Fiber Optics Holdings Corp. (the “Name Change”).

The foregoing description of the Merger Agreement and Merger Articles is not complete and is qualified in its entirety by reference to the full text of the exhibits, which are filed hereto as Exhibits 2.01 and 3.02 respectively to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

ITEM 7.01

REGULATION FD DISCLOSURE

On April 13, 2016, the Company’s Board and the majority shareholders approved a reverse stock split of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-1,000 (the “Reverse Stock Split”), which was declared effective by the Financial Industry Regulatory Authority (“FINRA”) on May 2, 2016.   As a result of the reverse stock split, every 1,000 of the Company’s old authorized common stock have been converted into one share of the Company’s new authorized common stock.

In connection with the Name Change and Reverse Stock Split, on May 2, 2016, the Company’s common stock began trading on a split-adjusted basis on OTC Markets under the ticker symbol “TPHXD.”  The “D” was appended to the end of the ticker symbol to signify the Reverse Split for twenty (20) trading days, and on May 27, 2016, the symbol changed to “HMMR” to reflect the Name Change.

The new CUSIP number for our shares of common stock is 40829T101.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

Exhibit No.	Description
2.02	Agreement and Plan of Merger by and between the Company and its wholly owned subsidiary Hammer Fiber Optics Holdings Corp., dated April 13, 2016, filed herewith.
3.01a	Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1 filed on March 2, 2012 as Exhibit 3.1).
3.01b	Amendment to the Articles of Incorporation (incorporated by reference to our Current Report on Form 8-K filed on March 11, 2015 as Exhibit 3.).
3.01c	Articles of Merger, filed herewith.
3..02	Bylaws (incorporated by reference to our Registration Statement on Form S-1 filed on August March 2, 2012 as Exhibit 3.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2016

HAMMER FIBER OPTICS HOLDINGS CORP.

/s/ Michael Cothill
By: Michael Cothill
Its: President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director